                                                                   Exhibit 10.18
                                                                   -------------


------------------------------------------------------------------------------------------------------------------------------
FROM CD-451                                       U.S. DEPARTMENT OF COMMERCE        [_] GRANT       [X] COOPERATIVE
(REV.10-93)                                                                                              AGREEMENT
DAO 203-26                                                                          ------------------------------------------
                   AMENDMENT TO FINANCIAL ASSISTANCE AWARD                          ACCOUNTING CODE
                                                                                                 **SEE BELOW
------------------------------------------------------------------------------------------------------------------------------
RECIPIENT NAME                                                                      AWARD NUMBER
         CURAGEN CORPORATION                                                                    70NANB7H3004
------------------------------------------------------------------------------------------------------------------------------
STREET ADDRESS                                                                      AMENDMENT NUMBER
LONG WHARF MARITIME CENTER, 555 LONG WHARF DRIVE, 11TH FLOOR                                         01
------------------------------------------------------------------------------------------------------------------------------
CITY, STATE, ZIP CODE                                                               EFFECTIVE DATE
         NEW HAVEN, CT  06511                                                                  April 28, 1997
------------------------------------------------------------------------------------------------------------------------------
                                                                                    EXTENDED WORK COMPLETION TO
                                                                                                     N/A
------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF COMMERCE OPERATING UNIT
NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY, GRANTS OFFICE
BUILDING 301, ROOM B129, GAITHERSBURG, MARYLAND 20899-0001
------------------------------------------------------------------------------------------------------------------------------
COSTS ARE REVISED AS            PREVIOUS ESTIMATED              ADD                   DEDUCT           TOTAL ESTIMATED COST
FOLLOWS:                              COSTS
------------------------------------------------------------------------------------------------------------------------------
FEDERAL SHARE OF COST               $2,000,000                 $-0-                    $-0-                 $2,000,000
------------------------------------------------------------------------------------------------------------------------------
RECIPIENT SHARE OF COST                $-0-                    $-0-                    $-0-                    $-0-
------------------------------------------------------------------------------------------------------------------------------
TOTAL ESTIMATED COST                $2,000,000                 $-0-                    $-0-                 $2,000,000
------------------------------------------------------------------------------------------------------------------------------

REASON(S) FOR AMENDMENT

Project Title: Programmable Nonoscale Engines for Molecular Separation

This amendment is issued to change the Special Award Conditions as shown on the attached page. Reference CuraGen Corporation's letter dated April 10, 1997.

ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.



--------------------------------------------------------------------------------
This Amendment approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. Upon acceptance by the Recipient, two signed Amendment documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Amendment null and void.

[X]  Special Award Conditions

[_]  Line Item Budget

[_]  Other(s):
              ------------------------------------------------------------------

--------------------------------------------------------------------------------
**ACCOUNTING CODE: 7-470-1347 Obj. Cl. 4110 Reg. No. 7-470-2104 $-0-
--------------------------------------------------------------------------------
          B-AE93-N-C-F-N-A-09 07240 EIN: 06-1331400 470/S Abramowitz
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE GRANT OFFICER              TITLE                                   DATE

/s/ Shamim Shaikh                                              Grants Officer                          4/28/97
------------------------------------------------------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL      TITLE                                   DATE

/s/ Elizabeth A. Whayland                                      Director of Fund Mgmt.                  5/6/97
------------------------------------------------------------------------------------------------------------------------------

                           SPECIAL AWARD CONDITIONS
                ADVANCED TECHNOLOGY PROGRAM - SINGLE RECIPIENT
             COOPERATIVE AGREEMENT NO. 70NANB7H3004, Amendment #01

The following Special Award Conditions placed in the original award document have been amended and are earmarked as such in "bold" print as follows:

1. RECIPIENT CONTACT

The recipient Contact's name, address, and telephone number are:

(Technical)         Joel S. Bader, Ph.d.
                    Telephone: (203)401-3330, Ext. 236

                    CuraGen Corporation
                    Long Wharf Maritime Center
                    555 Long Wharf Drive, 11th Floor
                    New Haven, CT  06511

(Administrative)    Elizabeth A. Whayland, C.P.A.
                    Telephone: (203)401-3330, Ext. 224
                    Fax: (203)401-3333

                    Curagen Corporation
                    Long Wharf Maritime Center
                    555 Long Wharf Drive, 11th Floor
                    New Haven, CT  06511

2. GRANTS OFFICER

The Grants Officer's name and address are:

                    Shamim Shaikh
   National Institute of Standards and Technology
                 Bldg. 301, Room B129
              Gaithersburg, MD 20899-0001

3. GRANTS SPECIALIST

The Grants Specialist's name, address, and telephone number are:

                   Shirley Shoemaker
    National Institute of Standards and Technology
                 Bldg. 301, Room B129
              Gaithersburg, MD 20899-0001
                    (301)975-6428


------------------------------------------------------------------------------------------------------------------------------
FROM CD-450                                        U.S. DEPARTMENT OF COMMERCE      [_] GRANT      [X] COOPERATIVE
(REV.10-93)                                                                                            AGREEMENT
DAO 203-26                                                                          ------------------------------------------
                          FINANCIAL ASSISTANCE AWARD                                ACCOUNTING CODE
                                                                                                 **SEE BELOW
------------------------------------------------------------------------------------------------------------------------------
RECIPIENT NAME                                                                      AWARD NUMBER
         CURAGEN CORPORATION                                                                    70NANB7H3004
------------------------------------------------------------------------------------------------------------------------------
STREET ADDRESS                                                                      FEDERAL SHARE OF COST
LONG WHARF MARITIME CENTER, 555 LONG WHARF DRIVE, 11TH FLOOR                                      2,000,000
------------------------------------------------------------------------------------------------------------------------------
CITY, STATE, ZIP CODE                                                               RECIPIENT SHARE OF COST
         NEW HAVEN, CT  06511                                                                        -0-
------------------------------------------------------------------------------------------------------------------------------
AWARD PERIOD                                                                        TOTAL ESTIMATED COST
         April 1, 1997 - March 31, 1999                                                           2,000,000
------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF COMMERCE OPERATING UNIT
NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY, GRANTS OFFICE
BUILDING 301, ROOM B129, GAITHERSBURG, MARYLAND 20899-0001

------------------------------------------------------------------------------------------------------------------------------
AUTHORITY
Authorized by Section 5131 of P.L. 100-418, codified at 15 USC 278n as modified by P.L. 102-245 the Final Rule 15 CFR Part
295, and Program Announcement 96-01.
------------------------------------------------------------------------------------------------------------------------------
PROJECT TITLE
Programmable Nanoscale Engines for Molecular Separation
------------------------------------------------------------------------------------------------------------------------------

This Award approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Award provisions checked below and attached. Upon acceptance by the Recipient, two signed Award documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Award null and void.

[X]  Department of Commerce Financial Assistance Standard Terms and Conditions
[X]  Special Award Conditions
[X]  Line Item Budget
[_]  OMB Circular A-21, Cost Principles for Educational Institutions
[_]  OMB Circular A-87, Cost Principles for State and Local Governments
[X] OMB Circular A-110, Grants and Agreements with Institutions of Higher Education, Hospitals, and Other Nonprofit Organizations Uniform Administrative Requirements
[_]  OMB Circular A-122, Cost Principles of Nonprofit Organizations
[_] 15 CFR Part 24, Uniform Administrative Requirements for Grants and Cooperative Agreements to State and Local Governments
[_]  15 CFR Part 29a, Audit Requirements for State and Local Governments
[_] 15 CFR Part 29b, Audit Requirements for Institutions of Higher Education and Nonprofit Organizations
[X]  48 CFR Part 31, Contract Cost Principles and Procedures
[X]  Other(s): General Terms and Conditions-Advanced Technology Program-Single
               -----------------------------------------------------------------
Recipient - 3/97 Program Specific Audit Guidelines for Advanced Technology
--------------------------------------------------------------------------------
Program-Single Recipient - 11/96
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
**ACCOUNTING CODE: CC: 7-470-1347 Obj. Class 4110 Req. No. 7470-2104 $1,000,000
------------------------------------------------------------------------------------------------------------------------------
                                 B-AE93-N-C-F-N-A-09 07240 EIN: 06-1331400 470/S Abramowitz
------------------------------------------------------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE GRANT OFFICER                TITLE                                  DATE

/s/ Shamim Shaikh                                                    Grants Officer                         4/28/97
------------------------------------------------------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL        TITLE                                  DATE

/s/ Elizabeth A. Whayland                                            Director of Fund Mgmt.                 5/6/97
------------------------------------------------------------------------------------------------------------------------------

                           SPECIAL AWARD CONDITIONS
                ADVANCED TECHNOLOGY PROGRAM - SINGLE RECIPIENT
                             CuraGen, Corporation
                    COOPERATIVE AGREEMENT NO. 70NANB7H3004


1. RECIPIENT CONTACT

The Recipient Contact's name, address, and telephone number are:

(Technical)         Joel S. Bader, Ph.d.
                    (203)481-1104 Ext. 236
                    CuraGen, Corporation
                    Long Wharf Maritime Center
                    555 Long Wharf Drive, 11th Floor
                    New Haven, Connecticut 06511

(Administrative)    Elizabeth A. Whayland, CPA
                    (203)481-1104 Ext. 224
                    CuraGen, Corporation
                    322 East Main Street
                    Branford, Connecticut 06405

2. GRANTS OFFICER

The Grants Officer's name and address are:

Shamim A. Shaikh
National Institute of Standards and Technology
Bldg. 301, Room B147
Gaithersburg, MD  20899-0001

3. GRANTS SPECIALIST

Shirley Shoemaker
National Institute of Standards and Technology
Bldg. 301, Room B147
Gaithersburg, MD  20899-0001
(301)975-6428

4. PROJECT MANAGEMENT

a. The Technical Project Manager's name, address, and telephone number are:

                              Stanley Abramowitz
                National Institute of Standards and Technology
                             Bldg. 101, Room A627
                          Gaithersburg, MD 20899-0001
                                 (301)975-2587

b. The Business Project Manager's name, address, and telephone number are:

                                  David King
                National Institute of Standards and Technology
                             Bldg. 101, Room A633
                          Gaithersburg, MD 20899-0001
                                 (301)975-2369

The structure of the ATP Project Management Team is subject to change.

5. PROJECT DESCRIPTION

All research shall be conducted in accordance with the Recipient's proposal dated September 17, 1996.

6. FUNDING LIMITATIONS

The scope of work and budget incorporated into this award covers a two-year
                                                                   --------
period (referred to as the "project period") for a total amount of $2,000,000 in
                                                                   ----------
Federal funds. However, Federal funding available at this time is limited to $1,000,000 for the first year period (referred to as the "budget period").
----------
Receipt of any additional funding up to the level projected under this award is contingent upon the availability of funds from Congress, satisfactory performance, and will be at the sole discretion of the Agency. The Recipient may not obligate, incur any expenditures, nor engage in any commitments which involve any amount in excess of the Federal amount presently available. No legal liability will exist or result on the part of the Federal Government for payment of any portion of the remaining funds which have not been made available under the award. Should additional funds not be made available, expenses incurred related to closeout activities must be funded from the amount included on this award. The notice of availability or non-availability of additional funding for the Second and Final year(s) will be made in writing only by the Grants Officer.
    ------     -----                                 --------------------------
This written notification shall be made prior to or no later than 30 days after the expiration of each year's activities.

Proposed Future Funding:

Year             Funds            Budget Period
Yr 2             $1,000,000       04-01-98 - 03-31-99

7. VERTEBRATE ANIMALS

If this project involves the use of vertebrate animals, the Recipient is required to comply, as applicable, with the Animal Welfare Act as amended, and implementing regulations (7 USC 2131 et seq., 9 CFR parts 1, 2, and 3), and other Federal Statutes and regulations relating to animals.

If vertebrate animals are involved, the Principal Investigator shall submit to the ATP Program Manager:

(1) A completed Extramural Animal Study Proposal Form (NIST-1258), with singed approvals by the International Animal Care and Use Committee (IACUC).

(2) Copies of other governmental approvals for Recipient's animal care and use procedures and showing the current status of Recipient's assurance by the Public Health Service/National Institutes of Health (PHS/NIH), and copies of animal care facility accreditation.

(3) Certification that the Principal Investigator and other personnel involved in the care and use of the animals are trained as required by NIST and the PHS/NIH Guide for the Care and Use of Laboratory Animals.
--------------------------------------------------------

The Recipient must inform the ATP Program Manager in writing of any proposed deviation from procedures involving animals described Form NIST-1258, any change in personnel and their training, and change in the status of their PHS/NIH assurance or other government inspecting bodies; and the results of any inspections of their animal care facilities that take place during the course of the award.

8. HUMAN SUBJECTS

If this project involves human subjects, the Department of Commerce Regulations, 15 CFR Part 27, require that recipients whose research involves human subjects maintain appropriate policies and procedures for the protection of human subjects. These regulations are available from the NIST Grants Office upon request.

No research involving human subjects is permitted under this award until NIST has reviewed and approved those activities.

9. CONTINGENCY

Recipient must conduct a separations demonstration in the middle of the second year. The demonstration should show the experimental ability using the proposed technology to separate two DNA samples having at least 100 oligoners that differ by three bases. Continuation of research efforts and funding is contingent upon the satisfactory demonstration of the above requirement and approval by the ATP/NIST Program Manager and NIST Grants Officer.


---------------------------------------------------------------------------------------------------------------------------------
                                           ESTIMATED MULTI-YEAR BUDGET-SINGLE COMPA_____
---------------------------------------------------------------------------------------------------------------------------------
                                                           YEAR ONE          YEAR TWO         YEAR THREE         YEAR FOUR
---------------------------------------------------------------------------------------------------------------------------------
1. OBJECT CLASS CATEGORY
---------------------------------------------------------------------------------------------------------------------------------
A. Technical Personnel Salaries/Wages                           $544,000          $544,000                            $1,088,000
---------------------------------------------------------------------------------------------------------------------------------
B. Technical Personnel Fringe Benefits                            79,097            79,097                               158,194
---------------------------------------------------------------------------------------------------------------------------------
C. Administrative Support Salaries/Wages                          74,000            74,000                               148,000
---------------------------------------------------------------------------------------------------------------------------------
D. Administrative Support Fringe Benefits                         10,760            10,760                                21,520
---------------------------------------------------------------------------------------------------------------------------------
E. Travel                                                         18,000            18,000                                36,000
---------------------------------------------------------------------------------------------------------------------------------
F. Equipment                                                      75,143            75,143                               150,266
---------------------------------------------------------------------------------------------------------------------------------
G. Materials/Supplies                                            134,000           134,000                               268,000
---------------------------------------------------------------------------------------------------------------------------------
H. Subcontracts                                                   60,000            60,000                               120,000
---------------------------------------------------------------------------------------------------------------------------------
I. Other                                                           5,000             5,000                                10,000
---------------------------------------------------------------------------------------------------------------------------------
J. Total Direct Costs (Line A thru I)                          1,000,000         1,000,000                             2,000,000
---------------------------------------------------------------------------------------------------------------------------------
K. Total Direct Costs Requested From ATP                       1,000,000         1,000,000                             2,000,000
---------------------------------------------------------------------------------------------------------------------------------
L. Total Direct Costs Shared by Proposer                               0                 0                                     0
---------------------------------------------------------------------------------------------------------------------------------
M. Total Indirect Costs Absorbed by Proposer                     715,410           715,410                             1,430,820
---------------------------------------------------------------------------------------------------------------------------------
N. Total Costs (Lines K, L, and M)                            1,1715,410         1,715,410                             3,430,820
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
2. SOURCES OF FUNDS
---------------------------------------------------------------------------------------------------------------------------------
A. ATP (Same as Line K)                                       $1,000,000        $1,000,000                            $2,000,000
---------------------------------------------------------------------------------------------------------------------------------
B. Company Funds                                                 715,410           715,410                             1,430,820
---------------------------------------------------------------------------------------------------------------------------------
C.
---------------------------------------------------------------------------------------------------------------------------------
D.
---------------------------------------------------------------------------------------------------------------------------------
E.
---------------------------------------------------------------------------------------------------------------------------------
F.
---------------------------------------------------------------------------------------------------------------------------------
G. Total Sources of Funds (Same as Line N)                    $1,715,410        $1,715,410                            $3,430,820
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
3. TASKS
---------------------------------------------------------------------------------------------------------------------------------
A. Separation Device                                            $961,913          $965,913                            $1,923,626
---------------------------------------------------------------------------------------------------------------------------------
B. Real-Time ImageEnhancement                                    320,637           320,637                               641,274
---------------------------------------------------------------------------------------------------------------------------------
C. Biological Separations                                        432,860           432,860                               865,720
---------------------------------------------------------------------------------------------------------------------------------
D.
---------------------------------------------------------------------------------------------------------------------------------
E.
---------------------------------------------------------------------------------------------------------------------------------
F.
---------------------------------------------------------------------------------------------------------------------------------
G. Total Costs of All Tasks (Same as Line N)                  $1,715,410        $1,715,410                            $3,430,820
---------------------------------------------------------------------------------------------------------------------------------